UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a−101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Filed by a party other than the registrant ☐

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☐	Preliminary proxy statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

☒	Definitive proxy statement.

☐	Definitive additional materials.

☐	Soliciting material under Rule 14a-12.

Northern Lights Fund Trust II
(Name of Registrant as Specified in Its Charter)

(Names of Person(s) Filing Proxy Statement, if other than the Registrant)

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Balter Invenomic Fund

(Ticker:  BIVSX, BIVIX, BIVRX)

a series of Northern Lights Fund Trust II

17645 Wright Street, Suite 200, Omaha, NE 68130

May 24, 2019

Dear Shareholder:

I am writing to inform you of the upcoming special meeting (the “Meeting”) of the shareholders of the Balter Invenomic Fund (the “Fund”), a series of Northern Lights Fund Trust II (the “Trust”).

The Meeting is scheduled to be held at 10:00 a.m., Eastern Time on June 26, 2019, at the offices of Gemini Fund Services, LLC, the Trust’s administrator, at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788. Please take the time to carefully read the enclosed Proxy Statement and cast your vote by following the instructions on the enclosed proxy ballot.

As described in the attached Notice and Proxy Statement, Balter Liquid Alternatives, LLC (“BLA”), the adviser to the Fund, notified the Board of Trustees of the Trust (the “Board”) that it wished to step down as the investment adviser to the Fund, and that the Fund’s sub-adviser, Invenomic Capital Management, LP (“Invenomic”) wished to become the successor investment adviser. The Board voted to approve Invenomic to replace BLA as adviser to the Fund, subject to shareholder approval.

The question and answer section that follows briefly discusses the proposal, while the Proxy Statement provides greater detail about the proposal. Please review and consider the proposal carefully.

We think that this proposal is in the best interest of the shareholders of the Fund. The Trust’s Board has unanimously recommended that shareholders of the Fund vote “FOR” the proposal.

Should you have any questions, please feel free to call us at 1-855-873-3837. We will be happy to answer any questions you may have. For voting instructions, including a toll-free number and website for voting, please refer to the enclosed proxy ballot.

Your vote is important regardless of the number of shares you own. To assure your representation at the Meeting, please follow the instructions on the enclosed proxy ballot whether or not you expect to be present at the Meeting. If you attend the Meeting, you may revoke your proxy and vote your shares in person.

Sincerely,

/s/ Kevin E. Wolf

Kevin E. Wolf

President

Northern Lights Fund Trust II

Balter Invenomic Fund

(Ticker:  BIVSX, BIVIX, BIVRX)

a series of Northern Lights Fund Trust II

17645 Wright Street, Suite 200, Omaha, NE 68130

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held June 26, 2019

Dear Shareholders:

The Board of Trustees of Northern Lights Fund Trust II (the “Trust”), an open-end registered management investment company organized as a Delaware statutory trust, has called a special meeting (the “Meeting”) of the shareholders of the Balter Invenomic Fund (the “Fund”), a series of the Trust, to be held at the offices of Gemini Fund Services LLC, the Trust’s administrator, at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on June 26, 2019 at 10:00 a.m., Eastern Time, for the purpose of considering and approving the following proposal:

  To approve an advisory agreement between the Trust, on behalf of the Fund, and Invenomic Capital Management, LP (“Invenomic”); and
  To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on May 15, 2019 are entitled to notice of, and to vote at, the Meeting and any adjournment(s) thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on June 26, 2019.

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed new advisory agreement) and Proxy Voting Ballot are available at www.proxyonline.com/docs/Balter.pdf.

By Order of the Board of Trustees

/s/ Richard Malinowski

Richard Malinowski

Secretary

Northern Lights Fund Trust II

May 24, 2019

YOUR VOTE IS IMPORTANT

TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY BALLOT WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder vote. Your vote is important.

QUESTIONS AND ANSWERS

Q. What is happening?

A. Balter Liquid Alternatives, LLC (“BLA”), the adviser to the Fund, notified the Board of Trustees of the Trust (the “Board”) that it wished to step down as the investment adviser to the Fund, and that the Fund’s sub-adviser, Invenomic Capital Management, LP (“Invenomic”) wished to become the successor investment adviser. The Board voted to approve Invenomic to replace BLA as adviser to the Fund, subject to shareholder approval. Accordingly, we are asking shareholders to approve a new advisory agreement between Invenomic and the Trust, on behalf of the Fund (the “New Advisory Agreement”).

.

Q. What proposal am I being asked to vote on?

A. At the Meeting, you will be asked to vote on the proposal below, and to transact any other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof:

  To approve an advisory agreement between the Trust, on behalf of the Fund, and Invenomic Capital Management, LP (“Invenomic”).

Q. Why are you sending me this information?

A. You are receiving these proxy materials because you own shares in the Fund as of the Record Date and have the right to vote on this very important proposal concerning your investment.

Q. How will the change in the adviser affect the Fund?

A. The Fund and its investment objective have not changed. You still own the same number of shares in the Fund and the value of your investment will not change as a result of the change in adviser. Under the New Advisory Agreement, Invenomic will provide advisory services to the Fund on substantially the same terms as BLA does under the current agreement. The only differences between the current advisory agreement and New Advisory Agreement are the name of the investment adviser, the name of the Fund (see below), the date of effectiveness and initial term. There will be no change in the day-to-day management of the Fund’s investment portfolio as a result of the change in investment adviser, as two of the current portfolio managers of the Fund, including the lead portfolio manager, will continue as portfolio managers of the Fund under the New Advisory Agreement. The continuing portfolio managers are Ali Motamed, who is the lead portfolio manager of the Fund and principal owner of Invenomic, and Ben Deschaine, who is currently employed by BLA but will become an employee of Invenomic. Mr. Motamed has been responsible for all investment decisions for the Fund since its inception, while Mr. Deschaine supports Mr. Motamed.

Q. Will the advisory fee rate be the same under the New Advisory Agreement?

A. Yes, the advisory fee rate will remain the same. Invenomic, however, will not be paying a portion of the advisory fee to a sub-adviser as is the case with BLA.

Q. If Shareholders Approve the New Advisory Agreement, When will the New Advisory Agreement take effect?

A. Following shareholder approval, the New Advisory Agreement is expected to become effective on or about July 1, 2019.

Q. What will happen if shareholders do not approve the New Advisory Agreement?

A. In the event that the New Advisory Agreement is not approved, BLA will continue managing the Fund on a temporary basis until the New Advisory Agreement is ultimately approved by shareholders, another adviser is found and approved by the Board and shareholders, or the Fund is liquidated.

Q. Will the Fund’s name change?

A. Yes, if the New Advisory Agreement is approved by shareholders, the Fund will be renamed the Invenomic Fund.

Q. Has the Board of Trustees approved the New Advisory Agreement and how do the Trustees recommend that I vote?

A. The Board unanimously approved the New Advisory Agreement at a meeting held on April 16-17, 2019, and recommends that you vote FOR the proposal.

Q. Who will bear the costs related to this proxy solicitation?

A. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Meeting and the cost of soliciting proxies will be borne by Invenomic and BLA, and not by the Fund or its shareholders.

Q. Who is entitled to vote?

A. If you owned shares of the Fund as of the close of business on May 15, 2019 (the “Record Date”), you are entitled to vote.

Q. When and where will the Meeting be held?

A. The Meeting will be held at the offices of Gemini Fund Services LLC, the Trust’s administrator, at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on June 26, 2019 at 10:00 a.m., Eastern Time.

Q. How do I vote my shares?

A. For your convenience, there are several ways you can vote:

By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;

By Telephone: Call the number printed on the enclosed proxy card(s);

Via Internet: If you choose to submit a proxy via the Internet, follow the instructions provided on the proxy card.

In Person: Attend the Meeting as described in the Proxy Statement.

If you submit your proxy by telephone or via the Internet, you do not need to return a proxy card by mail. Internet proxy submission is available 24 hours a day. Shareholders can vote by telephone Monday through Friday between 9:00 a.m. and 10:00 p.m. Eastern Time. Proxies submitted by the Internet must be received by 10:00 a.m. Eastern Time on June 26, 2019 for direct shareholders and 11:59 p.m. on June 25, 2019 for beneficial shareholders.

Q. What vote is required to approve the proposal?

A. Approval of the New Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, under the Investment Company Act of 1940, as amended, means an affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

Q. What happens if I sign and return my proxy card but do not mark my vote?

A. Your proxy will be voted in favor of the proposal.

Q. May I revoke my proxy?

A. You may revoke your proxy at any time before it is exercised by giving notice of your revocation to the Fund in writing or by phone. You may also revoke your proxy by attending the Meeting, requesting the return of your proxy and voting in person.

Q. How can I obtain a copy of the Fund’s annual or semi-annual report?

A. If you would like to receive a copy of the latest annual or semi-annual report(s) for the Fund, please call (toll-free) 1-844-322-8112, write to 17645 Wright Street, Suite 200, Omaha, NE 68130, or visit www.balterliquidalts.com. The reports will be furnished free of charge.

Q. Whom should I call for additional information about this Proxy Statement?

A. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call (toll-free) 1-844-322-8112.

Balter Invenomic Fund

(Ticker:  BIVSX, BIVIX, BIVRX)

a series of Northern Lights Fund Trust II

17645 Wright Street, Suite 200, Omaha, NE 68130

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”), an open-end management investment company registered with the U.S. Securities and Exchange Commission (the “SEC”) with its principal office located at 17645 Wright Street, Suite 200, Omaha, NE 68130. The proxies are to be used at a special meeting (the “Meeting”) of the shareholders of the Balter Invenomic Fund, a series of the Trust (the “Fund”), at the offices of Gemini Fund Services LLC, the Trust’s administrator, at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on June 26, 2019 at 10:00 a.m., Eastern Time, and any adjournment of the Meeting. The primary purpose of the Meeting is for shareholders of the Fund to consider and approve the following proposals:

  To approve an advisory agreement between the Trust, on behalf of the Fund, and Invenomic Capital Management, LP (“Invenomic”); and
  To transact such other business as may properly come before the Meeting or any adjournments thereof.

The date of the first mailing of this Proxy Statement will be on or about May 24, 2019. Only shareholders of record at the close of business on May 15, 2019, are entitled to notice of, and to vote at, the Meeting and any adjournment(s) thereof.

Important Notice Regarding the Availability of Proxy Materials for

the Shareholder Meeting to be Held on June 26, 2019:

This proxy statement is available at www.proxyonline.com/docs/Balter.pdf., or by contacting the Fund at 1-844-322-8112. To obtain directions to attend the Meeting, please call the Fund at 1-844-322-8112. For a free copy of the Fund’s latest annual and/or semi-annual report, call (toll-free) at 1-844-322-8112 or write to:

Balter Invenomic Fund

c/o Gemini Fund Services, LLC

17645 Wright Street, Suite 200

Omaha, NE 68130

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SUMMARY OF THE PROPOSAL

APPROVAL OF A NEW ADVISORY AGREEMENT BY AND BETWEEN THE TRUST AND

Invenomic Capital Management, LP

Background

The primary purpose of this proposal is to allow Balter Liquid Alternatives, LLC (“BLA”) to step down as the investment adviser to the Balter Invenomic Fund (the “Fund”), a series of Northern Lights Fund Trust II (the “Trust”), and to approve a new advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of the Fund, and Invenomic Capital Management, LP (“Invenomic”), which currently serves as the sub-adviser to the Fund and has served as sub-adviser since the Fund’s inception. To do so, the Trustees are requesting that shareholders approve the New Advisory Agreement. Approval of the New Advisory Agreement will not raise the fees paid by the Fund or the Fund’s shareholders. The New Advisory Agreement is substantially identical to the Current Advisory Agreement in all material respects, except for Invenomic replacing BLA as a party, the Fund’s new name, the date of execution, effectiveness and term. Further, since Invenomic currently serves as the sub-adviser to the Fund, its portfolio management duties will not change as substantially the same portfolio management team will stay in place under the New Advisory Agreement. The effective date of the New Advisory Agreement is expected to be July 1, 2019, or such other date after the Fund’s shareholders approve the New Advisory Agreement.

BLA currently serves as the investment adviser to the Fund and manages the Fund’s investments subject to the supervision of the Board of Trustees (the “Board”) of the Trust. Invenomic, as the investment sub-adviser of the Fund, is responsible for making all of the investment decisions for the Fund’s assets. At a board meeting held on April 16-17, 2019 (the “Board Meeting”), BLA advised the Board of the Trust that it would like to step down as adviser to the Fund, and recommended that Invenomic replace it as adviser. BLA informed the Board that it was making this request because it is currently exiting the investment advisory business due to uncertainty involving a “seed investor” which could potentially affect its ability to provide services to the Fund and other funds in the future. BLA believes that this transition is in the best interest of the Fund and its shareholders as it will provide continuity for the Fund and create a more direct relationship between shareholders and Invenomic. The seed investor currently holds a non-voting equity interest in BLA and initially contributed seed capital for the Fund.

The existing advisory agreement, dated as of May 21, 2015, as amended October 22, 2015, and April 18, 2017, between the Trust, on behalf of the Fund, and BLA (the “Current Advisory Agreement”), would be terminated in the event shareholders approve the New Advisory Agreement. The Current Advisory Agreement was last approved by the sole shareholder of the Fund on June 19, 2017, and most recently renewed at a board meeting held on April 16-17, 2019. As a result of BLA’s request, and in order to provide for the uninterrupted management of the Fund, the Board, at the Board Meeting (i) approved the New Advisory Agreement with Invenomic, subject to shareholder approval, and (ii) voted to recommend that shareholders approve the New Advisory Agreement for the Fund. The New Advisory Agreement is substantially identical to the Current Advisory Agreement in all material respects, except for Invenomic replacing BLA as a party, the new name of the Fund, the date of execution, effectiveness and term. The effective date of the New Advisory Agreement is expected to be July 1, 2019, or such later date after shareholders approve the New Advisory Agreement, although there is no guarantee that shareholders will approve the New Advisory Agreement. Additionally, Invenomic has agreed to enter into, upon approval of the New Advisory Agreement, a new expense limitation agreement on the same terms as is currently in place with BLA, except that it would be extended until February 28, 2021.

Because the Investment Company Act of 1940, as amended (the “1940 Act”), requires that investment advisory agreements be approved by a vote of a majority of the outstanding shares of a fund, shareholders are being asked to approve the New Advisory Agreement.

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Please see the section below entitled “Evaluation by the Board of Trustees” for a detailed discussion of the material factors and the conclusions with respect thereto that form the basis for the recommendation of the Board that the shareholders approve the New Advisory Agreement.

The Investment Advisory Agreement

A copy of the New Advisory Agreement is attached as Appendix A. Subject to shareholder approval, the Trust will enter into the New Advisory Agreement with Invenomic. The New Advisory Agreement is substantially identical to the Current Advisory Agreement in all material respects, except for Invenomic replacing BLA as a party, the new Fund name, the date of execution, effectiveness and term. The following description is only a summary of the material terms of the Current Advisory Agreement and New Advisory Agreement. The term “Adviser” in this section applies to both BLA and Invenomic when describing the identical terms of the Current Advisory Agreement and New Advisory Agreement.

Under the terms of both the Current Advisory Agreement and the New Advisory Agreement, the Adviser is entitled to receive an annual fee from the Fund equal to 1.74% of the Fund’s average daily net assets. For such compensation, the Adviser, at its expense, continuously furnishes an investment program for the Fund, makes investment decisions on behalf of the Fund, and places all orders for the purchase and sale of portfolio securities, subject to the Fund’s investment objective, policies, and restrictions and such policies as the Trustees may determine. Under the Current Advisory Agreement, the aggregate fee paid to BLA before waivers or reimbursements for the Fund’s most recent fiscal year ended October 31, 2018 was $974,801, of which BLA waived fees in the amount of $90,849 (this was pursuant to the existing expense limitation agreement, please see the discussion under the heading, “Expense Limitation Agreement” below), and the net advisory fee was $833,952.

Both the Current Advisory Agreement and the New Advisory Agreement provide that the Adviser, under the supervision of the Board, agrees (directly or through a sub-adviser) to invest the assets of the Fund in accordance with applicable law and the investment objective, policies and restrictions set forth in the Fund’s current Prospectus and Statement of Additional Information, subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser. The Adviser shall act as the investment adviser to the Fund and as such, shall (directly or through a sub-adviser) (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of each Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold or retained by the Fund, and implement those decisions, including the selection of entities with or through which such purchases or sales are to be effected; provided, that the Adviser (directly or through a sub-adviser) will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services for the benefit of the Fund and pay such brokers in return a potentially higher commission or spread than may be charged by other brokers. The Adviser also provides the Fund with all necessary office facilities and personnel for servicing the Fund’s investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities.

Additionally, both the Current Advisory Agreement and the New Advisory Agreement provide that the Adviser directly provides, subject to the supervision of the Board, the management and administrative services necessary for the operation of the Fund. These services include providing facilities for maintaining the Fund’s organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the Fund’s records and the registration of the Fund’s shares under federal securities laws and making necessary filings

6

under state securities laws; developing management and shareholder services for the Fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

The proposed transition is contingent upon shareholder approval of the New Advisory Agreement, therefore the New Advisory Agreement will become effective after approval by the shareholders of the Fund. The New Advisory Agreement provides that it will continue in force for an initial period of two years, and annually thereafter, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Fund. The New Advisory Agreement automatically terminates on assignment and is terminable upon notice by the Fund. In addition, the New Advisory Agreement may be terminated on 60 days’ notice by the Adviser given to the Fund.

The New Advisory Agreement, like the Current Advisory Agreement, provides that the Fund’s adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

If the New Advisory Agreement with Invenomic is not approved by shareholders, the Board will consider other options, including seeking shareholder approval of the New Advisory Agreement again, continuing to retain BLA as investment adviser, retaining a new investment adviser, which must also be approved by Fund shareholders, or the possible liquidation of the Fund.

Expense Limitation Agreement

Pursuant to a separate operating expense limitation agreement, BLA has contractually agreed to waive its fee and reimburse the Fund’s expenses so that total annual operating expenses for the Fund (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation) do not exceed 2.23%, 2.48% and 1.98% of the Fund’s average net assets for Institutional Class Shares, Investor Class Shares and Super Institutional Class Shares, respectively, through February 28, 2021. Invenomic will enter into a new operating expense limitation agreement that is substantially identical to the existing expense limitation agreement in all material respects except for effective date and that Invenomic will be replacing BLA as a party to the new expense limitation agreement. Under the new expense limitation agreement, Invenomic is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid. Invenomic will be permitted to receive reimbursement of any excess expense payments paid by it pursuant to the new expense limitation agreement in future years on a rolling three-year basis (three years from when the expense was incurred), as long as the reimbursement does not cause the Fund’s annual operating expenses to exceed the expense cap. Invenomic’s ability to recoup waived fees or reimbursed expenses is only permissible if the Fund is able to make the repayment without exceeding the expense limitation that was in effect at the time the fee waiver or expense reimbursement occurred or that are in effect at the time of the repayment, whichever is lower. Invenomic will not be able to recoup fees waived or expenses reimbursed by BLA under the current expense limitation agreement. Please refer to Appendix B for a copy of the new expense limitation agreement.

Information Concerning Invenomic

Invenomic, a Delaware limited partnership founded in 2017, is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. Invenomic’s principal place of business, as well as that of its general partner, Invenomic GP LLC, is 125 High Street, Oliver Street Tower, Suite 802, Boston, MA 02110. Invenomic is principally owned by Ali Motamed, who is also the Managing Partner of Invenomic. Invenomic GP LLC is principally owned by Mr. Motamed who is also its managing member. Accordingly, Mr. Motamed, who is the Fund’s lead portfolio manager, controls Invenomic. Balter Capital Management (“BCM”), one of the principal owners of BLA, holds a 25% non-voting equity interest in Invenomic, which is expected to be reduced to 10% on or about July 1, 2019.

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The names and titles and principal occupations of the principal executive officers of Invenomic are set forth below. The address of each such person is 125 High Street, Oliver Street Tower, Suite 802, Boston, MA 02110.

Name	Title
Ali Motamed	Managing Partner and Portfolio Manager
Rebecca Gompper	Chief Compliance Officer

Evaluation by the Board of Trustees

At the Board Meeting, the Board, including a majority of the Independent Trustees, considered the approval of the New Advisory Agreement.

In connection with the Board's consideration of the New Advisory Agreement, Invenomic provided the Board in advance of the Board Meeting with written materials, which included information regarding: the nature, extent and quality of the services to be provided by Invenomic to the Fund; the investment performance of the Fund; the costs of the services to be provided to the Fund; the extent to which economies of scale benefit shareholders; and the profits realized by Invenomic and any affiliates from their relationship with the Fund.

In considering the approval of the New Advisory Agreement and reaching their conclusions, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the New Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided, both in written and verbal form, and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the New Advisory Agreement. The following summarizes the Board’s review process and the information on which their conclusions were based:

Nature, Extent and Quality of Services. The Board reviewed materials provided by Invenomic related to the approval of the New Advisory Agreement, including its Form ADV, a description of the manner in which investment decisions are made and executed and a review of the personnel who have performed and will be performing services for the Fund, including the team of individuals that has and will continue primarily to monitor and execute the investment process. The Board then discussed the extent of Invenomic’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. The Board considered Invenomic’s specific responsibilities in all aspects of the day-to-day management of the Fund, noting that, as the Fund’s sub-adviser since the Fund’s inception, it has been responsible for the day-to day management of the Fund. The Board also noted that certain key personnel from BLA, including Ben Deschaine, one of the Fund’s portfolio managers, and Rebecca Gompper, the Chief Compliance Officer, would be joining Invenomic if the New Advisory Agreement is approved by shareholders.

Additionally, the Board received satisfactory responses from Invenomic with respect to a series of important questions, including: whether Invenomic is involved in any lawsuits or pending regulatory actions; whether the management of other accounts would conflict with Invenomic’s management of the Fund; and whether Invenomic has procedures in place to adequately allocate trades among its respective clients. The Board reviewed the descriptions provided by Invenomic of its practices for monitoring compliance with the Fund’s investment limitations, noting that Invenomic’s chief compliance officer will routinely review the portfolio managers’ performance of their duties with respect to the Fund to ensure compliance under Invenomic’s compliance program. The Board reviewed the information provided on

8

the practices for monitoring compliance with the Fund’s investment limitations and discussed Invenomic’s compliance program with the CCO of the Trust. The Board noted that the CCO of the Trust continued to represent that Invenomic’s policies and procedures were reasonably designed to prevent violations of applicable securities laws.

The Board also noted Invenomic’s representation that the prospectus and statement of additional information for the Fund accurately describe the investment strategies of the Fund. The Board then reviewed the capitalization of Invenomic based on financial information and other materials provided and discussed these with Invenomic, including the expected reduction in BCM’s non-voting equity interest, and concluded that Invenomic was sufficiently well-capitalized, or that its control persons or principals had the ability to make additional contributions in order to meet its obligations to the Fund. The Board concluded that Invenomic had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the New Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by Invenomic were satisfactory.

Performance. The Board discussed the reports prepared by Broadridge, a third party board consulting firm, and reviewed the performance of the Fund as compared to its Broadridge selected peer group, Morningstar category and benchmark for the one year and since inception periods ended March 31, 2019. The Board noted that the Fund had outperformed its benchmark, peer group median and Morningstar category median for the one year and since inception periods. The Board further noted that, while Invenomic had not previously been the Fund’s adviser, it has been the Fund’s sub-adviser since the Fund’s inception and has been responsible for the day-to-day management of the Fund’s portfolio. After further discussion, the Board concluded that overall, the Fund’s past performance was satisfactory and in-line with its investment objectives.

Fees and Expenses. As to the costs of the services to be provided by Invenomic, the Board discussed the comparison of advisory fees and total operating expense data and reviewed the Fund’s proposed advisory fee and overall expenses compared to its peer group and Morningstar category as presented in the Broadridge Reports. The Board noted that although the advisory fee was higher than the peer group median and the Morningstar category median, it was not the highest in its peer group. The Board reviewed the proposed contractual arrangements for the Fund, which stated that Invenomic would agree to waive or limit its advisory fee and/or reimburse expenses at least until February 28, 2021, in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 2.23%, 2.48% and 1.98% of the Fund’s average net assets for Institutional Class shares, Investor Class shares and Super Institutional Class shares, respectively. The Board found such arrangements to be beneficial to shareholders although noting that the net total expense ratio was again higher than the peer group median and the Morningstar category median, but not the highest in its peer group or Morningstar category. The Board further noted that the advisory fee and expense limitation agreement terms were identical in all material respects to those terms in place under the advisory agreement and expense limitation agreement with BLA with respect to the Fund except for the term and effective date. It was noted that Invenomic would not be paying a portion of the advisory fee to a sub-adviser as is the case with BLA. The Board discussed that Invenomic would continue to perform the same duties it currently performs for the Fund, plus it would assume all the additional duties carried out by BLA. After further consideration, it was the consensus of the Board that, based on Invenomic’s experience and expertise, and the services to be provided by Invenomic to the Fund, the advisory fee to be charged by Invenomic to the Fund was not unreasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to Invenomic with respect to the Fund based on break even and profitability reports and analyses reviewed by the Board and the selected financial information provided by Invenomic. The Board also noted that Invenomic is expected to receive shareholder servicing fees from the Fund under the Fund’s shareholder servicing plan in connection with the provision of shareholder services previously provided by BLA. The Board concluded that, based on the services provided and the projected growth of the Fund, the anticipated profit from Invenomic’s relationship with the Fund was not excessive.

Economies of Scale. As to the extent to which the Fund will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed Invenomic’s expectations

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for growth of the Fund. After consideration, the Board concluded that any material economies of scale would not be achieved in the near term.

Conclusion. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the New Advisory Agreement and the weight to be given to each such factor. Having requested and received such information from Invenomic as the Board believed to be reasonably necessary to evaluate the terms of the New Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees voting separately, determined that (a) the terms of the New Advisory Agreement are reasonable; (b) the investment advisory fee payable pursuant to the New Advisory Agreement is not unreasonable; and (c) the New Advisory Agreement is in the best interests of the Fund and its shareholders. In considering the approval of the New Advisory Agreement, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of the New Advisory Agreement was in the best interests of the Fund and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the New Advisory Agreement.

Accordingly, the Board, by separate vote of the Independent Trustees and the entire Board, unanimously approved the New Advisory Agreement and voted to recommend the New Advisory Agreement to shareholders for approval.

The Board, including the Independent Trustees, unanimously recommends that shareholders of the Fund vote “FOR” approval of the New Advisory Agreement.

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OTHER INFORMATION

OPERATION OF THE FUNDS

The Fund is a diversified series of the Northern Lights Fund Trust II, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust. The Trust’s principal executive offices are located at 17645 Wright Street, Suite 200, Omaha, NE 68130. The Board supervises the business activities of the Fund. Like other mutual funds, the Fund retains various organizations to perform specialized services. BLA currently serves as the Fund’s investment adviser.

Northern Lights Distributors, LLC, located at 17645 Wright Street, Suite 200, Omaha, NE 68130, serves as principal underwriter and distributor of the Fund. Gemini Fund Services, LLC, provides the Fund with transfer agent, accounting and administrative services.

The most recent annual report of the Fund, including audited financial statements for the fiscal year ended October 31, 2018, has been mailed previously to shareholders. If you have not received these reports or would like to receive additional copies of the Annual Report or Semi-Annual Report to Shareholders, Prospectus and/or SAI, free of charge, please contact the Fund at the address set forth on the first page of this Proxy Statement or by calling (toll-free) 1-844-322-8112 and they will be sent to you by first class mail. You may also obtain copies at http://www.balterliquidalts.com.

THE PROXY

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the New Advisory Agreement; and at the discretion of the holders of the proxy, on any other matter that may come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING INFORMATION

As of the Record Date, there were 15,778,292.356 shares of beneficial interest of the Fund issued and outstanding. There were 14,323,921.836 shares of Institutional Class Shares outstanding and 1,454,370.520 shares of Investor Class Shares outstanding.

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on the Proposal. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of the New Advisory Agreement. As defined in the Investment Company Act of 1940, as amended, a vote of the holders of a majority of the outstanding shares of a fund means the vote of (1) 67% or more of the voting shares of the fund present at the meeting, if the holders of more than 50% of the outstanding shares of the fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the fund, whichever is less.

Thirty-three and one-third percent (33-1/3%) of the shares of the Fund present in person or represented by proxy and entitled to vote shall constitute a quorum at the Meeting.

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Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the Meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of the New Advisory Agreement, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

SECURITY OWNERSHIP OF MANAGEMENT AND

CERTAIN BENEFICIAL OWNERS

To the best knowledge of the Trust, except as listed below, there were no Trustees or officers of the Trust or other shareholders who were the beneficial owners of more than 5% of the outstanding shares of the Fund on the Record Date. As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of a Fund.

The record owners of more than 5% of the outstanding shares of the Fund as of the record date (May 15, 2019) are listed in the following table.

Name of Shareholder	Total Shares Owned	% Of Share Class Owned

Institutional Class Shares

CHARLES SCHWAB & CO. INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105-1905	6,063,459.9270	42.33%

TD AMERITRADE INC FBO/OUR CUSTOMERS PO BOX 2226 OMAHA, NE 68103-2226	1,095,086.6370	7.65%

J.P. MORGAN SECURITIES LLC/FBO 580-87475-12 4 CHASE METROTECH CENTER BROOKLYN NY 11245-0001	2,619,825.9640	18.29%

Investor Class Shares

CHARLES SCHWAB & CO. INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105-1905	435,427.3050	29.94%

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TD AMERITRADE INC FBO/OUR CUSTOMERS PO BOX 2226 OMAHA, NE 68103-2226	746,073.1470	51.30%

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the Investment Company Act of 1940, as amended. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval. As a group, the Trustees and officers of the Trust owned 0% of the outstanding shares of the Fund as of the Record Date. As a result, the Trustees and officers as a group are not deemed to control the Fund.

SHAREHOLDER PROPOSALS

The Trust is generally not required to hold annual meetings of shareholders, and the Trust generally does not hold a meeting of shareholders in any year, unless certain specified shareholder actions, such as the election of trustees or the approval of a new advisory agreement, are required to be taken under state law or the Investment Company Act of 1940, as amended.

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the Investment Company Act of 1940, as amended, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to the Balter Invenomic Fund, Northern Lights Fund Trust II, c/o Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

COST OF SOLICITATION

The Board is making this solicitation of proxies. The Trust may engage AST Fund Solutions, LLC (“AST”), or another proxy solicitation firm, to assist in the solicitation. If the Trust does engage a proxy solicitation firm, the estimated fees anticipated to be paid to the firm are approximately between $23,745 and $26,478. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Meeting and the cost of soliciting proxies will be borne by Invenomic and BLA. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of each Fund of whom they have knowledge, and Invenomic will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and Invenomic may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

REVOCABILITY OF PROXIES

The presence of a shareholder at the Meeting will not automatically revoke such shareholder’s proxy. A shareholder may, however, revoke a proxy at any time prior to its exercise by filing a written notice of revocation with, or by

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delivering a duly executed proxy bearing a later date to: Balter Invenomic Fund c/o Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, by calling 1-844-322-8112 or by attending the Meeting and voting in person. All valid, unrevoked proxies will be voted at Meeting.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at (631) 470-2600, or write the Trust at 17645 Wright Street, Suite 200, Omaha, NE 68130.

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EXHIBITS:

Appendix A

New Advisory agreement

INVESTMENT ADVISORY AGREEMENT

Between

NORTHERN LIGHTS FUND TRUST II

and

INVENOMIC CAPITAL MANAGEMENT, LP

AGREEMENT, made as of [ ] between NORTHERN LIGHTS FUND TRUST II, a Delaware statutory trust (the “Trust”), and INVENOMIC CAPITAL MANAGEMENT, LP, a Delaware limited partnership (the “Adviser”), located at 125 High Street, Oliver Street Tower, Suite 802, Boston, MA 02110.

RECITALS:

WHEREAS, the Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the “Act”);

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

WHEREAS, the Trust offers shares in the series named on Appendix A hereto (such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with Section 1.3, being herein referred to as a “Fund,” and collectively as the “Funds”);

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust with respect to each Fund in the manner and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the parties hereto agree as follows:

1. Services of the Adviser.

1.1 Investment Advisory Services. The Adviser shall act as the investment adviser to each Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of each Fund in a manner consistent with its investment objective(s), policies and restrictions, and (iii) have discretionary authority to determine from time to time securities to be purchased, sold, retained or lent by each Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission than may be charged by other brokers.

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The Trust hereby authorizes any entity or person associated with the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

The Adviser shall carry out its duties with respect to each Fund’s investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in each Fund’s then-current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

1.2 Administrative Services. The Trust has engaged the services of an administrator. The Adviser shall provide such additional administrative services as reasonably requested by the Board of Trustees or officers of the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

1.2.1 Office Space, Equipment and Facilities. Provide such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations hereunder.

1.2.2 Personnel. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform the administrative functions which are not performed by employees or other agents engaged by the Trust or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

1.2.3 Agents. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust’s shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.

1.2.4 Trustees and Officers. Authorize and permit the Adviser’s directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

1.2.5 Books and Records. Assure that all financial, accounting and other records required to be maintained and preserved by the Adviser on behalf of the Trust are maintained and preserved by it in accordance with applicable laws and regulations.

1.2.6 Reports and Filings. Assist in the preparation of (but not pay for) all periodic reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Funds and Fund shares, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws.

1.3 Additional Series. In the event that the Trust establishes one or more series after the effectiveness of this Agreement (“Additional Series”), Appendix A to this Agreement may be amended to make such Additional Series subject to this Agreement upon the approval of the Board of Trustees of the Trust and the shareholder(s) of the Additional Series, in accordance with the provisions of the Act. The Trust or the Adviser may elect not to make any such series subject to this Agreement.

1.4 Change in Management or Control. The Adviser shall provide at least sixty (60) days’ prior written notice to the Trust of any change in the ownership or management of the Adviser, or any event or action that may constitute a change in “control,” as that term is defined in Section 2 of the Act. The Adviser shall provide prompt notice of any change in the portfolio manager(s) responsible for the day-to-day management of the Funds.

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2. Expenses of the Funds.

2.1 Expenses to be Paid by Adviser. The Adviser shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors, members or employees of the Adviser.

In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Funds under any separate agreement or arrangement between the parties.

2.2 Expenses to be Paid by the Fund. Each Fund shall bear all expenses of its operation, except those specifically allocated to the Adviser under this Agreement or under any separate agreement between the Trust and the Adviser. Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to the Fund, and not to the Adviser, include but are not limited to:

2.2.1 Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of the Fund’s cash, securities, and other property.

2.2.2 Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend disbursing agent, transfer agent or other agent engaged by the Trust to service shareholder accounts.

2.2.3 Shareholder Reports. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

2.2.4 Prospectuses. All expenses of preparing, converting to EDGAR format, filing with the Securities and Exchange Commission or other appropriate regulatory body, setting in type, printing and mailing annual or more frequent revisions of the Fund’s Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

2.2.5 Pricing and Portfolio Valuation. All expenses of computing the Fund’s net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Fund’s investment portfolio.

2.2.6 Communications. All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

2.2.7 Legal and Accounting Fees. All charges for services and expenses of the Trust’s legal counsel and independent accountants.

2.2.8 Trustees’ Fees and Expenses. All compensation of Trustees other than those affiliated with the Adviser, all expenses incurred in connection with such unaffiliated Trustees’ services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

2.2.9 Shareholder Meetings. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitations therefor.

2.2.10 Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Fund under the Act and the registration of the Fund’s shares under the Securities Act of 1933 (the “1933 Act”), including all fees and expenses incurred in connection with the preparation, converting to EDGAR format, setting in type,

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printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

2.2.11 State Registration Fees. All fees and expenses of taking required action to permit the offer and sale of the Fund’s shares under securities laws of various states or jurisdictions, and of registration and qualification of the Fund under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

2.2.12 Confirmations. All expenses incurred in connection with the issue and transfer of Fund shares, including the expenses of confirming all share transactions.

2.2.13 Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Fund in a manner approved by its Trustees.

2.2.14 Brokerage Commissions. All brokers’ commissions and other charges incident to the purchase, sale or lending of the Fund’s portfolio securities.

2.2.15 Taxes. All taxes or governmental fees payable by or with respect to the Fund to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

2.2.16 Trade Association Fees. All fees, dues and other expenses incurred in connection with the Trust’s membership in any trade association or other investment organization.

2.2.18 Compliance Fees. All charges for services and expenses of the Trust’s Chief Compliance Officer.

2.2.19 Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

3. Advisory Fee.

As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, each Fund shall pay the Adviser on the last day of each month, a fee calculated by applying a monthly rate, based on an annual percentage rate, to the Fund’s average daily net assets for the month. The annual percentage rate applicable to each Fund is set forth in Appendix A to this Agreement, as it may be amended from time to time in accordance with Section 1.3 of this Agreement. If this Agreement shall be effective for only a portion of a month with respect to a Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

4. Proxy Voting.

The Adviser will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of a Fund may be invested from time to time. Such proxies will be voted in a manner that Adviser or its delegee deems, in good faith, to be in the best interest of the Fund and in accordance with Adviser’s or its delegee’s proxy voting policy. The Adviser agrees to provide a copy of its proxy voting policy to the Trust prior to the execution of this Agreement, and any amendments thereto promptly.

5. Records.

5.1 Tax Treatment. The Trust shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats each Fund as a separate entity for federal income tax purposes.

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5.2 Ownership. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expense make and retain copies of any such records.

6. Reports to Adviser.

The Trust shall furnish or otherwise make available to the Adviser such copies of each Fund’s Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require or request in order to discharge its obligations under this Agreement.

7. Reports to the Trust.

The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

8. Code of Ethics.

The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this Agreement is in effect, the Adviser will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Adviser has adopted procedures reasonably necessary to prevent “access persons” (as that term is defined in Rule 17j-1) from violating the code.

9. Retention of Sub-Adviser.

Subject to the Trust’s obtaining the initial and periodic approvals required under Section 15 of the Act, the Adviser may retain one or more sub-advisers, at the Adviser’s own cost and expense, for the purpose of managing the investments of the assets of one or more Funds of the Trust. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall, subject to Section 11 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Adviser’s duties hereunder.

10. Services to Other Clients.

Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

11. Limitation of Liability of Adviser and its Personnel.

Neither the Adviser nor any director, manager, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser’s discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement; PROVIDED, that nothing herein contained shall be construed

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(i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser’s duties, or by reason of the Adviser’s reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, manager, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office with the Trust.

12. Effect of Agreement.

Nothing herein contained shall be deemed to require to the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

13. Term of Agreement.

The term of this Agreement shall begin as of the date and year upon which the Fund listed on Appendix A commences investment operations, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years. Thereafter, this Agreement shall continue in effect with respect to each Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

14. Amendment or Assignment of Agreement.

Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Fund affected by such amendment if required by applicable law. This Agreement shall terminate automatically and immediately in the event of its assignment.

15. Termination of Agreement.

This Agreement may be terminated as to any Fund at any time by either party hereto, without the payment of any penalty, upon sixty (60) days’ prior written notice to the other party; PROVIDED, that in the case of termination by any Fund, such action shall have been authorized (i) by resolution of the Trust’s Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or (ii) by vote of majority of the outstanding voting securities of the Fund.

16. Use of Name.

The Trust is named the Northern Lights Fund Trust II and each Fund may be identified, in part, by the name “Northern Lights.”

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17. Declaration of Trust.

The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust’s Declaration of Trust and agrees that the obligations assumed by the Trust or a Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or a Fund, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Adviser further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that the Adviser must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

18. Confidentiality.

The Adviser agrees to treat all records and other information relating to the Trust and the securities holdings of the Funds as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law. In addition, the Adviser and the Adviser’s officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. The Adviser agrees that, consistent with the Adviser’s Code of Ethics, neither the Adviser nor the Adviser’s officers, directors, members or employees may engage in personal securities transactions based on nonpublic information about a Fund’s portfolio holdings.

19. This Agreement shall be governed and construed in accordance with the laws of the State of New York.

20. Interpretation and Definition of Terms.

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment” and “affiliated person,” as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21. Captions.

The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

22. Execution in Counterparts.

This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

NORTHERN LIGHTS FUND TRUST II

By: ____________________

Name: Kevin Wolf

Title: President

INVENOMIC CAPITAL MANAGEMENT, LP

By________________________

Name:

Title:

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NORTHERN LIGHTS FUND TRUST II

INVESTMENT ADVISORY AGREEMENT

APPENDIX A

FUNDS OF THE TRUST

NAME OF FUND	ANNUAL ADVISORY FEE AS A % OF AVERAGE NET ASSETS OF THE FUND
Invenomic Fund	1.74%

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Appendix B

New Expense Limitation Agreement

NORTHERN LIGHTS FUND TRUST II

OPERATING EXPENSES LIMITATION

AND SECURITY AGREEMENT

INVENOMIC FUND

THIS OPERATING EXPENSES LIMITATION AND SECURITY AGREEMENT (the “Agreement”) is effective as of the [ ]th day of [ ] 2019, by and between NORTHERN LIGHTS FUND TRUST II, a Delaware business trust (the “Trust”), on behalf of the INVENOMIC FUND (the “Fund”), a series of the Trust, and the advisor of the Fund, Invenomic Capital Management, LP (the “Advisor”).

RECITALS:

WHEREAS, the Advisor renders advice and services to the Fund pursuant to the terms and provisions of an Investment Advisory Agreement between the Trust and the Advisor dated as of the [ ], 2019 (the “Investment Advisory Agreement”); and

WHEREAS, the Fund is responsible for, and has assumed the obligation for, payment of certain expenses pursuant to the Investment Advisory Agreement that have not been assumed by the Advisor; and

WHEREAS, the Advisor desires to limit the Fund’s Operating Expenses (as that term is defined in Paragraph 2 of this Agreement) pursuant to the terms and provisions of this Agreement, and the Trust (on behalf of the Fund) desires to allow the Advisor to implement those limits; and

WHEREAS, as a condition to the continuation of its contractual relationship with the Advisor, the Trust has required that the Advisor grant to the Trust a continuing security interest in and to a designated account established with Gemini Fund Services, LLC, Transfer Agent to the Fund, or its successor and assigns (the “Securities Intermediary”);

NOW THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties, intending to be legally bound hereby, mutually agree as follows:

1. Limit on Operating Expenses. The Advisor hereby agrees to limit the Fund’s current Operating Expenses to an annual rate, expressed as a percentage of the Fund’s average annual net assets, to the amounts listed in Appendix A (the “Annual Limit”). In the event that the current Operating Expenses of the Fund, as accrued each month, exceed its Annual Limit, the Advisor will pay to the Fund, on a monthly basis, the excess expense within the first ten days of the month following the month in which such Operating Expenses were incurred (each payment, a “Fund Reimbursement Payment”).

2. Definition. For purposes of this Agreement, the term “Operating Expenses” with respect to the Fund is defined to include all expenses necessary or appropriate for the operation of the Fund and including the Advisor’s investment advisory or management fee detailed in the Investment Advisory Agreement, any Rule 12b-l fees and other expenses described in the Investment Advisory Agreement, but does not include any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation.

3. Reimbursement of Fees and Expenses. The Advisor retains its right to receive reimbursement of any excess

24

expense payments paid by it pursuant to this Agreement in future years on a rolling three year basis, if such reimbursement can be achieved within the Operating Expense Limitations listed in Appendix A.

4. Security Interest. The Advisor, for value received, hereby pledges, assigns, sets over and grants to the Trust a continuing security interest in and to an account to be established by the Advisor with the Securities Intermediary and designated as a collateral account (the “Collateral Account”), including any replacement account established with any successor, together with all dividends, interest, stock-splits, distributions, profits and all cash and non-cash proceeds thereof and any and all other rights as may now or hereafter derive or accrue therefrom (collectively, the “Collateral”) to secure the payment of any required Fund Reimbursement Payment or Liquidation Expenses (as defined in Paragraph 5 of this Agreement). For so long as this Agreement is in effect, any redemptions of Collateral shall require the approval of the Board of Trustees of the Trust (the “Board”).

5. Collateral Event. In the event that either (a) the Advisor does not make the Fund Reimbursement Payment due in connection with a particular calendar month by the tenth day of the following calendar month or (b) the Board enacts a resolution calling for the liquidation of the Fund (either (a) or (b), a “Collateral Event”), then, in either event, the Board shall have absolute discretion to redeem any shares or other Collateral held in the Collateral Account and utilize the proceeds from such redemptions or such other Collateral to make any required Fund Reimbursement Payment, or to cover any costs or expenses which the Board, in its sole and absolute discretion, estimates will be required in connection with the liquidation of the Fund (the “Liquidation Expenses”). Pursuant to the terms of Paragraph 6 of this Agreement, upon authorization from the Board, no further instructions shall be required from the Advisor for the Securities Intermediary to transfer any Collateral from the Collateral Account to the Fund. The Advisor acknowledges that in the event the Collateral available in the Collateral Account is insufficient to cover the full cost of any Fund Reimbursement Payment or Liquidation Expenses, the Fund shall retain the right to receive from the Advisor any costs in excess of the value of the Collateral.

6. Control Agreement; Appointment of Attorney-in-Fact. The Advisor agrees to execute and deliver to the Board, in form and substance satisfactory to the Board, a Control Agreement by, between and among the Trust, the Advisor and the Securities Intermediary pursuant to and consistent with Section 8-106(c) of the New York Uniform Commercial Code. Without limiting the foregoing, the Advisor hereby irrevocably constitutes and appoints the Trust, through any officer thereof, with full power of substitution, as Advisor's true and lawful Attorney-in-Fact, with full irrevocable power and authority in place and stead of the Advisor and in the name of the Advisor or in the Trust's own name, from time to time, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate actions and to execute and deliver any and all documents and instruments which the Board deems necessary to accomplish the purpose of this Agreement, which power of attorney is coupled with an interest and shall be irrevocable. Without limiting the generality of the foregoing, the Trust shall have the right and power following any Collateral Event to receive, endorse and collect all checks and other orders for the payment of money made payable to the Advisor representing any interest payment, dividend, or other distribution payable in respect of/to the Collateral, or any part thereof, and to give full discharge for the same. Upon such Collateral Event, the Board, in its discretion, may direct the Advisor or Advisor's agent to transfer the Collateral in certificated or uncertificated form into the name and account of the Trust or its designee.

7. Covenants. So long as this Agreement shall remain in effect, the Advisor represents and covenants as follows:

(a) No later than 120 days after the Fund becomes operational, the Advisor shall invest at least $30,000 in the Collateral Account, unless Fund assets have reached $15 million (in which case no Collateral Account is required) until Fund assets fall below $15 million for more than 30 days). Once the Collateral Account is established: (i) the Advisor will maintain at least $30,000 in said account, such that additional amounts will be deposited by the Advisor where Fund outflows or negative Fund performance reduce the Collateral Account below $30,000 for a period of more than thirty days; (ii) when the Fund reaches $15 million or more in net assets, the Advisor may withdraw all assets from said account, less the minimum amount required to maintain the account open; and (iii) the Advisor hereby agrees to deposit and maintain $30,000 in the Collateral Account within 30 days of Fund assets falling below $15

25

million, where assets have not risen above $15 million at the end of that 30-day period. The Collateral Account may be closed completely upon Fund assets reaching $25 million.

(b)        To the fullest extent permitted by law, the Advisor agrees not to challenge any action taken by the Board or the Trust in executing the terms of this Agreement.

8. Term. This Agreement shall become effective on the date first above written and shall remain in effect until at least [ ] unless sooner terminated as provided in Paragraph 9 of this Agreement, and shall continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Trustees of the Trust.

9. Termination. This Agreement may be terminated at any time, and without payment of any penalty, by the Board, on behalf of the Fund, upon sixty (60) days’ written notice to the Advisor. This Agreement may not be terminated by the Advisor without the consent of the Board. This Agreement will automatically terminate, with respect to the Fund listed in Appendix A if the Investment Advisory Agreement for the Fund is terminated and the Fund continues to operate under the management of a new investment adviser, with such termination effective upon the effective date of the Investment Advisory Agreement’s termination for the Fund.

10. Assignment. This Agreement and all rights and obligations hereunder may not be assigned without the written consent of the other party.

11. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

12. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act of 1940 and the Investment Advisers Act of 1940 and any rules and regulations promulgated thereunder.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all on the day and year first above written.

NORTHERN LIGHTS FUND TRUST II	Invenomic Capital Management, LP
on behalf of the Invenomic Fund

By: ________________	By: ________________
Name: ________________	Name: ________________
Title:	Title:

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Appendix A

Fund	Operating Expense Limit

Invenomic Fund
Institutional Class Shares	2.23%
Investor Class Shares	2.48%
Super Institutional Class Shares	1.98%

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PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a representative when you call toll-free (877) 361-7971 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

Balter Invenomic Fund

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Richard Malinowski and Allyson Stewart, each an attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of the above mentioned Fund to be held at the office of the Trust's administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on June 26, 2019 at 10:00 a.m., Eastern time, and at any and all adjournments thereof, all shares of beneficial interest of the **Balter Invenomic Fund** (the "Fund"), a series of Northern Lights Fund Trust II (the "Trust"), on the proposal set forth below and any other matters properly brought before the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **(877) 361-7971**. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on June 26, 2019. The proxy statement for this meeting is available at: https://www.proxyonline.com/docs/Balter.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Balter Invenomic Fund

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. The signer(s) also acknowledges receipt of the Proxy Statement.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST'S BOARD OF TRUSTEES, AND THE PROPOSAL HAS BEEN UNANIMOUSLY APPROVED BY THE BOARD OF TRUSTEES AND RECOMMENDED FOR APPROVAL BY SHAREHOLDERS. THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL AND, IN THE APPOINTED PROXIES' DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSAL:

	FOR	AGAINST	ABSTAIN
1. To approve an advisory agreement between the Trust, on behalf of the Fund, and Invenomic Capital Management, LP; and	O	O	O
2. To transact such other business as may properly come before the Meeting or any adjournments thereof.			

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]